UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2013

 EXPRESS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34742	26-2828128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Express Drive Columbus, Ohio	43230
(Address of principal executive offices)	(Zip Code)
(614) 474-4001
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
At the Annual Meeting of Stockholders of Express, Inc. (the "Company"), held on June 6, 2013, the Company's stockholders approved a proposal to amend Section 4 of Article Seven of the Company's Certificate of Incorporation (the "Certificate of Incorporation") to remove the requirement of plurality voting for directors. The amendment to the Certificate of Incorporation was previously approved by the Company's Board of Directors (the "Board"), subject to approval by stockholders. A Certificate of Amendment of Certificate of Incorporation (the "Certificate of Amendment") was filed with the Secretary of State of the State of Delaware on June 6, 2013. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
The Board also previously approved an amendment and restatement of the Company's Bylaws, which amendment was contingent upon the approval by stockholders of the amendment to the Certificate of Incorporation described above. Article II, Section 8 of the Company's Bylaws was amended to provide for a majority vote standard in uncontested director elections, while retaining a plurality vote standard in the event of a contested election. Article II, Section 11(b)(iii) of the Company's Bylaws was amended to adopt the requirement that a stockholder's notice of nomination of a person for election to the Board include a statement whether such nominee, if elected, intends to tender a letter of resignation, effective upon such nominee's failure to receive the required vote for re-election at the next meeting at which such nominee would face re-election, in accordance with the Company's Corporate Governance Guidelines. The Company's Amended and Restated Bylaws became effective on June 6, 2013, upon the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware as described above. A copy of the Company's Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 6, 2013, the Company held its Annual Meeting of Stockholders. Set forth below are the voting results for each of the matters submitted to a vote of the stockholders.

		Votes For	Votes Withheld	Broker Non-Votes
1.	Election of Class III Directors:
	Sona Chawla	72,809,374	818,420	2,997,980
	Theo Killion	72,925,687	702,107	2,997,980
	Michael Weiss	72,157,596	1,470,198	2,997,980

		Votes For	Votes Against	Abstentions	Broker Non-Votes
2.	Advisory Vote to Approve Executive Compensation (Say-on-Pay):	69,509,585	3,910,212	207,997	2,997,980

		1 YEAR	2 YEARS	3 YEARS	Abstentions	Broker Non-Votes
3.	Advisory Vote to Determine the Frequency of Future Advisory Votes on Executive Compensation:	63,922,358	2,728,191	6,650,958	326,287	2,997,980

Consistent with a majority of the votes cast with respect to this proposal and with the recommendation of the Board, the Company will hold a stockholder advisory vote on the compensation of its named executive officers annually until the next required vote on the frequency of stockholder votes on the compensation of its named executive officers as required pursuant to Section 14A of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

		Votes For	Votes Against	Abstentions	Broker Non-Votes
4.	Approval of an Amendment to the Company's Certificate of Incorporation to Remove the Requirement of Plurality Voting for Directors:	73,601,939	20,106	5,749	2,997,980

		Votes For	Votes Against	Abstentions
5.	Ratification of PricewaterhouseCoopers LLP as the Company's Independent Registered Public Accounting Firm:	76,613,192	8,575	4,007

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

3.1    Certificate of Amendment of Certificate of Incorporation of Express, Inc.

3.2    Amended and Restated Bylaws of Express, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS, INC.
Date: June 11, 2013	By	/s/ Lacey J. Bundy
Lacey J. Bundy
Senior Vice President, General Counsel and Secretary